UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

CAPITAL TRUST, INC.
 (Exact name of Registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 14th Floor, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 20, 2011, the Board of Directors of Capital Trust, Inc. (the “Company”) adopted and approved an amendment (the “Amendment”) to the Company’s Second Amended and Restated Bylaws. The Amendment revises provisions of Article II, Section 10 applicable to certain identified permitted transferees of Veqtor Finance Company, LLC (“Veqtor”) to eliminate the exemption provided to such persons therein from the provisions of Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment that is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	First Amendment to the Second Amended and Restated By-Laws of Capital Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.

By: /s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis
Title: Chief Financial Officer

Date: July 26, 2011

Exhibit Index

Exhibit Number	Description
3.1	First Amendment to the Second Amended and Restated By-Laws of Capital Trust, Inc.